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                                                                   EXHIBIT 10.11


                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of October 31, 1996 (the "Second Amendment"), is by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "LENDER"), and SILVERLEAF VACATION CLUB, INC., a Texas corporation (the "BORROWER"), formerly known as ASCENSION CAPITAL CORPORATION, successor to ASCENSION RESORTS, LTD., a Texas limited partnership (the "ORIGINAL BORROWER"), by merger of EQUAL INVESTMENT COMPANY, a Texas corporation, ASCENSION RESORTS, LTD. and ASCENSION CAPITAL CORPORATION (the "GUARANTOR").

                            W I T N E S S E T H :

         WHEREAS, Lender, Original Borrower and Guarantor are parties to that certain Loan and Security Agreement dated as of August 15, 1995 (the "LOAN AND SECURITY AGREEMENT"), pursuant to which the Original Borrower executed its Secured Promissory Note in favor of the Lender in the amount of $5,000,000.00, as amended to date (the "NOTE");

         WHEREAS, on December 28, 1995 Ascension Resorts, Ltd. was merged into Ascension Capital Corporation, a Texas corporation ("ASCENSION"), and Ascension was thereafter renamed Silverleaf Vacation Club, Inc. ("SILVERLEAF"); and

         WHEREAS, on December 28, 1995, Lender, Borrower and Guarantor amended the Loan and Security Agreement pursuant to a First Amendment to Loan and Security Agreement dated as of December 28, 1995 (the "FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT") to, among other things, evidence Lender's approval of the merger of Ascension Resorts, Ltd. into Ascension Capital Corporation and to reflect the above-mentioned merger and name change; and

         WHEREAS, pursuant to a commitment letter dated as of October 29, 1996, the parties thereto agreed, among other things, to modify the terms of the Loan and Security Agreement to, among other things, increase the amount of the Loan, to decrease the interest rate, and to extend the maturity date of the Loan; and

         WHEREAS, Lender and Borrower have agreed to enter into this Second Amendment to Loan and Security Agreement dated as of October 31, 1996 (the "SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT") to amend the Loan and Security Agreement as provided in the October 29, 1996 commitment letter; and

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
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         1.      Loan Amount. The maximum loan amount is increased from
$5,000,000.00 to $15,000,000.00 and all references to "$5,000,000.00" on the cover page, in Section 1.1(ff), and in Section 2.1 in the Loan and Security Agreement are hereby changed to "$15,000,000.00".

         2. Closing Date. "Closing Date" as defined in Section 1.1(g) shall for purposes of Section 4.1 only mean November 30, 1996.

         3. Commitment. To reflect the issuance of a second commitment letter, Section 1.1(j) is hereby amended to read as follows:

                          (j) Commitment. Collectively, (i) the Loan Commitment issued by Lender to Borrower dated May 11, 1995 and accepted on May 26, 1995 (the "Original Commitment"); and (ii) the Loan Commitment issued by Lender to Borrower dated October 29, 1996 and accepted on December 27, 1996 (the "1996 Commitment").

         4. Commitment Fee. To reflect the commitment fee provided for by the 1996 Commitment, Section 1.1(k) is hereby amended to read as follows:

                          (k) Commitment Fee. With respect to the Original Commitment, the commitment fee in the amount of $50,000.00 described in the Original Commitment, which was paid in accordance with the terms of the Original Commitment. With respect to the 1996 Commitment, the commitment fee in the amount of $100,000.00 described in the 1996 Commitment, which is to be paid in accordance with the terms of the 1996 Commitment and this Agreement.

         5. Final Maturity Date. The Final Maturity Date is hereby extended from August 31, 2000 to November 30, 2002 and the reference to "August 31, 2000" set forth in Section 1.1(w) is hereby changed to "November 30, 2002".

         6. Interest Rate. The variable Interest Rate described in Section 1.1(cc) is changed from the Prime Rate plus two and three-quarters percent (2 3/4%) per annum to the Prime Rate plus two percent (2.00%) per annum and the reference to "two and three-quarters percent (2 3/4%) per annum" set forth in
Section 1.1(cc) is hereby changed to "two percent (2.00%) per annum".

         7.      Loan Year. Section 1.1(hh) is amended to read as follows:

                      Effective commencing November 30, 1996, the period from November 30, 1996 through the last day of the next full twelve



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                          (12) calendar month period (Loan Year One) and each
                          twelve (12) calendar month period thereafter.

         8. Note. The definition of "Note" in Section 1.1(mm) is changed to reflect the Amended and Restated Secured Promissory Note and Section 1.1(mm) is hereby amended to read as follows:

                          The Secured Promissory Note evidencing the Loan dated the Closing Date executed and delivered by Borrower to Lender concurrently with the Agreement, as amended and restated by the Amended and Restated Secured Promissory Note dated as of October 31, 1996, a copy of which is attached hereto as Exhibit B-1.

         9. Revolving Credit Period. The revolving credit period is extended from August 31, 1996 to November 30, 1998 and the reference to "August 31, 1996" in Section 2.1 of the Loan and Security Agreement is hereby changed to "November 30, 1998".

         10. Voluntary Prepayments. The right of the Borrower to make voluntary prepayments is changed and Section 2.4(a) of the Loan and Security Agreement is hereby amended to read as follows:

                          (a)(i) From the date hereof through and including November 30, 1998, subject to the terms of this Agreement, Borrower may not voluntarily prepay the Loan, in whole or in part, except as set forth in this Section 2.4(a)(i). A voluntary prepayment under this Subsection 2.4(a)(i) shall be permitted solely in connection with the sale or pledge in bulk in minimum increments of $5,000,000.00 or more of notes receivable relating to the Resorts and, in the event of a bulk pledge, further provided that any such bulk pledge is not made to a Warehouse Lender other than a Warehouse Lender that is providing temporary financing in connection with the securitization of all such notes receivable. For purposes hereof, a "Warehouse Lender" means a lender who agrees to refinance notes receivable for a period of one (1) year or less. Borrower may make such prepayment only after thirty (30) days' prior written notice to Lender. Any such prepayment must include all accrued but unpaid interest, and accrued but unpaid contributions, taxes, insurance, loan charges (including Minimum Loan Usage Fees), custodial fees, attorneys' and paralegals' fees and expenses and other fees or expenses incurred by Lender or advanced to or on behalf of

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                          Borrower by Lender pursuant to any of the Loan
                          Documents accrued but unpaid.

                          (a)(ii) No prepayment premium shall be required in connection with any voluntary prepayment made in accordance with Section 2.4(a)(i).

                          (a)(iii) Commencing on and after December 1, 1998, subject to the terms of this Agreement, and to the payment of the prepayment premium set forth in
                          Section 2.4(c) below, Borrower may prepay the Loan, in whole but not in part, after (30) days' prior written notice to Lender. Any such prepayment must include all outstanding principal, accrued but unpaid interest, and all other Obligations, including the applicable prepayment premium provided in Section 2.4(c) below and the Minimum Loan Usage Fees.

         11. Mandatory Prepayments. Section 2.4(b) is hereby amended to read as follows:

                          If at any time and for any reason, the outstanding unpaid principal balance of the Loan shall exceed the aggregate amount of the Borrowing Base, then, within five (5) Business Days following Borrower's receipt of telecopied notice from Lender of the occurrence of such excess over Borrowing Base or, absent such telecopied notice, within fifteen (15) days after the end of the calendar month in which such excess occurred, (i) Borrower shall prepay the principal balance of the Loan in an amount equal to the difference between the aggregate principal amount of the Loan and the amount of the Borrowing Base, or
                          (ii) if the Lender has determined that notes receivable have been delivered to Lender and were included in the Borrowing Base, which notes receivable did not or no longer satisfy the requirements for inclusion in the Borrowing Base as Eligible Notes Receivable ("Ineligible Notes Receivable"), Borrower shall substitute Eligible Notes Receivable for the Ineligible Notes Receivable and thereby increase the aggregate principal amount of Eligible Note Receivables pledged to Lender so that the amount of Borrowing Base equals or exceeds the aggregate outstanding principal amount of the Loan. The pledge and delivery to Lender of additional Eligible Notes Receivable shall comply with the document delivery and recordation requirements set forth in Section 4.2(b) of this Agreement and shall be accompanied by a written certification of the Borrower to the effect that such additional Pledged Notes

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                          Receivable are Eligible Notes Receivable, and that,
                          giving effect to the pledge to Lender of such Eligible Note Receivable, the outstanding unpaid principal balance of the Loan is equal to or less than the aggregate amount of the Borrowing Base. If Borrower elects to prepay the excess principal balance of the Loan pursuant to this Section 2.4(b)(i) above, no prepayment premium shall be payable in connection with such prepayment.

         12. Prepayment Premiums. Section 2.4(c) is hereby amended to read as follows:

                          (c) Premiums. Any prepayment of the Loan pursuant to Section 2.4(a) above must be accompanied by a prepayment premium calculated, as of immediately prior to such prepayment as follows:

                          Date of Prepayment                Premium
                          ------------------                -------
                          Loan Years One           No prepayment premium.
                          and Two                  Prepayment, without
                                                   prepayment premium, permitted
                                                   only in accordance with
                                                   Section 2.4(a)(i).

                          Loan Year Three          One half percent (0.5%) of
                                                   the then outstanding balance
                                                   of the Loan.


                          No prepayment premium shall be payable in connection with any prepayment of the principal balance of the Loan which arises from the prepayment of one or more Eligible Notes Receivable by its maker or makers.

         13. Minimum Loan Usage Fee. A new Section 2.5 is hereby added to the Agreement as follows:

                          2.5 Minimum Loan Usage Fee. In addition to the interest payable pursuant to this Agreement, Borrower shall pay to Lender, with respect to the six month period commencing on May 1, 1997 and ending on November 30, 1997 and with respect to each six month period thereafter through and including November 30, 1998, on the fifth day after every such six month period, IN ARREARS, a fee (the "Minimum Loan Usage Fee") equal to the product of: (a) the excess, if any of (i) $7,500,000.00, over (ii) the average daily

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                          outstanding principal balance of the Note for such
                          six month period; times (b) two percent (2.00%).

         14. Loan Documents/Collateral. Section 5(b)(iv) is hereby amended to read as follows:

                                  (iv) delivered to Lender, with respect to each Encumbered Interval, a commitment for a mortgagee's title insurance policy showing that the Mortgage in respect of such Interval has been assigned to Lender and insuring in favor of Lender the first priority Lien of such Mortgage in the amount of the Advance to be made in respect of such Pledged Note Receivable, with a satisfactory title insurance policy to be issued on the date of Advance.

         15. Partial Waiver of Requirement for Title Insurance Policies Upon Satisfactory Maintenance of Inventory Control Procedures. A new subparagraph
(f) is hereby added to Section 5 of the Agreement as follows:

         (f) Partial Waiver of Requirement for Title Insurance Policies Upon Satisfactory Maintenance of Inventory Control Procedures. Anything in
         Section 5(b)(iv) hereof to the contrary notwithstanding, on and after December 1, 1996, the delivery of a commitment for a mortgagee title insurance policy and a mortgagee title insurance policy shall be required only with respect to twenty-five percent (25%) of the Eligible Notes Receivable delivered to Lender in respect of each advance, subject to the following requirements and limitations:

                 (i) Borrower shall be in full compliance with the Inventory Control Procedures (as defined herein); and

                 (ii) Lender shall have the right in its sole discretion to determine those Eligible Notes Receivables in respect of which commitments for mortgagee title insurance policies and also the mortgagee title insurance policies themselves shall be required.

         In the event that Borrower fails to satisfy the requirements of Subparagraph 5(f)(i), then, immediately upon such failure, the partial waiver provided under this subparagraph shall no longer be effective.

         16. Organization, Standing, Qualification. Section 6.1 is hereby amended to read as follows:

                 Borrower (a) is a duly organized and validly existing Texas corporation in good standing under the laws of the State of Texas, and (b) has all requisite power, corporate or otherwise, to conduct

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                 its business and to execute and deliver, and to perform its obligations under, the Loan Documents.

         17. Tax Identification/Social Security Numbers. Section 6.22 is hereby amended to read as follows:

                 The Borrower's federal taxpayer's identification number is 75-2259890.

         18. Inventory Control Procedures. A new Section 6.23 is hereby added to the Agreement as follows:

         6.23 Inventory Control Procedures. Borrower has provided to Lender a true and complete copy of the Borrower's Inventory, Sales and Assignments procedures (the "Inventory Control Procedures"), a copy of which is attached hereto as Exhibit E.

         19. Maintenance of Inventory Control. A new Section 7.1(x) is hereby added to the Agreement as follows:

         (x) Maintenance of Inventory Control. Borrower shall maintain and at all times fully comply with the Inventory Control Procedures from the date hereof until the Loan is repaid in full. Borrower shall permit Lender, its officers, employees, auditors, and other agents or designees to review the books and records of Borrower and make such other examinations and inspections as Lender in its sole discretion deems necessary to determine that Borrower is in full compliance with such Inventory Control Procedures.

         20. Notice Address to Borrower. The notice address for the Borrower is changed to reflect the change in name of the Borrower and the notice address for the Borrower set forth in Section 12.1 is hereby changed to:

                          Silverleaf Vacation Club, Inc.
                          1221 Riverbend Drive, Suite 120
                          Dallas, TX 75221
                          Attn: Mr. Robert E. Mead, CEO


         21. Exhibit A. The Form of Request and Borrowing Base Certificate is changed to reflect the changes to the Loan and the name of the Borrower and Exhibit A attached to the Loan and Security Agreement is hereby deleted and replaced by Exhibit A hereto.

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         22.     Exhibit C. The references to the terms Assignment of Deeds of
Trust, Subordination Agreement, Environmental Indemnity, and Lockbox Agreement shall mean those documents as heretofore or hereafter amended.

         23. Definitions. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement.

         24. Further Documentation. Borrower agrees to execute and deliver to Lender any and all additional documentation as Lender may now or hereafter require in order to effectuate the terms and conditions of this Second Amendment.

         25. Ratification and Affirmation. Except as herein expressly amended, the Loan and Security Agreement is hereby ratified and affirmed in all respects. Without limiting the foregoing, Borrower hereby again as of the date hereof ratifies and affirms the warranties, covenants, agreements, and representations which the Original Borrower and the Borrower made in the Loan and Security Agreement on August 15, 1995.

         26. Effective Date. This Second Amendment shall be effective commencing as of the later of: (1) November 30, 1996, or (2) the satisfaction of the terms of the 1996 Commitment and Section 4.1 of the Loan and Security Agreement, as amended (which satisfaction shall be evidenced by notice from Lender or Lender's counsel to the Borrower or the Borrower's counsel, respectively).

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed on their behalf as of the day and year first written above.

Witnessed By:
                                          TEXTRON FINANCIAL CORPORATION



By: /s/ JENNIFER L. SAUER
  ---------------------------------
                                           By /s/ NICHOLAS L. MECCA
                                             ---------------------------------
    /s/ JAMES R. KINYON                           NICHOLAS L. MECCA
  ---------------------------------        Its    Vice President


                                           SILVERLEAF VACATION CLUB, INC.


    /s/ BRIGETTE SCOTT
  ---------------------------------        By /s/ ROBERT E. MEAD
                                             ----------------------------------
                                                  ROBERT E. MEAD
    /s/ KRISTI JONES                       Its    Chief Executive Officer
  ---------------------------------




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STATE OF CONNECTICUT      )
                          )       ss:  East Hartford
COUNTY OF HARTFORD        )


         At East Hartford in said County and State on this 26th day of December, 1996, personally appeared Nicholas L. Mecca, duly authorized Vice President of Textron Financial Corporation, and he acknowledged the foregoing instrument by him signed and sealed to be his free act and deed and the free act and deed of Textron Financial Corporation.

Before me:       /s/ JAMES R. KINYON
                 ---------------------------------------
                 Commissioner of the Superior Court


STATE OF TEXAS   )
                 )        ss:
COUNTY OF DALLAS )



         At Dallas in said County and State on this 19th day of December, 1996, personally appeared Robert E. Mead, C.E.O., duly authorized officer of SILVERLEAF VACATION CLUB, INC., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Silverleaf Vacation Club, Inc., a Texas corporation, on behalf of the corporation.

         Before me:  /s/ SANDRA CEARLEY
                    Notary Public in and for said State
                    My Commission Expires:  8/14/98
                                            -------


                                                      [SEAL]   SANDRA CEARLEY
                                                               NOTARY PUBLIC
                                                               STATE OF TEXAS
                                                             COMM. EXP. 08/14/98

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